                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 June 25, 1998
         -------------------------------------------------------------
               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Maryland                   000-23089                95-4648345
 ---------------------------        ------------          -------------------
 State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)



           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
         -------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)



                                (310) 231-1280
                        -------------------------------
                        (Registrant's telephone number)

ITEM 5.   OTHER EVENTS.

     On June 25, 1998, Imperial Credit Commercial Mortgage Investment Corp. (the Registrant") issued a press release reporting the declaration of a $0.28 dividend for the quarter ending June 30, 1998. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.   EXHIBIT

     Exhibit 99.1 Press release of the Registrant, dated June 25, 1998

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.



             By:                 /s/  MARK S. KARLAN
                  -----------------------------------------------------
                  Mark S. Karlan, President and Chief Executive Officer


Dated:  June 29, 1998

                                 EXHIBIT INDEX



EXHIBIT
  NO.                      DESCRIPTION
-------                    -----------
99.1        Press release of the Registrant dated June 25, 1998